TRANSAMERICA FUNDS

Supplement to the Currently Effective Prospectuses, Summary Prospectuses

and Statement of Additional Information

Transamerica International Sustainable Equity

Transamerica Sustainable Growth Equity

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Effective as of the close of business on July 13, 2025, Transamerica International Sustainable Equity and Transamerica Sustainable Growth Equity (the “Funds”) will be closed to most new investors. Existing investors of the Funds, retirement plans in which the Funds are a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping platform that includes the Funds as a plan option, will be able to continue to purchase shares in the Funds after the close date. The Funds will remain closed until further notice. The Funds reserve the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.

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Investors Should Retain this Supplement for Future Reference

June 13, 2025